EXHIBIT  99.1

FOR  IMMEDIATE  RELEASE

CONTACT:
BOB  ORLANDO,  CFO
MATHSOFT,  INC.
(617)  577-1017,  x742

                         MATHSOFT REPORTS RECORD RESULTS

CAMBRIDGE, Mass., January 13, 2000- MathSoft, Inc. (Nasdaq: MATH) today reported net revenues for the fourth quarter ended December 31, 1999 of $8.6 million, compared to net revenues of $7.3 million in the fourth quarter of 1998, an increase of over 17%. Pro forma net income for the fourth quarter of 1999 was $1.4 million or $0.13 per diluted share, excluding the results of the Company's new subsidiary, FreeScholarships.com, a business to consumer Internet venture formed in June 1999. This compares with net income of $1.0 million, or $0.10 per diluted share for the fourth quarter of 1998, an increase of over 34%. Including the results of FreeScholarships.com, net income for the fourth quarter of 1999 was $.2 million or $.02 per diluted share.

Net revenues for the twelve months ended December 31, 1999 were $28.6 million compared to $24.4 million for the twelve months ended December 31, 1998, an increase of 17%. Pro forma net income for fiscal 1999 was $3.2 million or $0.31 per diluted share, compared to net income of $2.2 million or $0.22 per diluted share in fiscal 1998, an increase of over 48%. Pro forma fiscal 1999 results exclude the results of FreeScholarships.com. Including these results, fiscal 1999 net income was $1.5 million or $0.14 per diluted share.

"These are the best quarterly and annual results ever reported by MathSoft's software business," said Charles Digate, president and CEO. "Revenues in our Data Analysis Products Division surged 38% for the full year 1999 to contribute 43% of the company's total revenue. StudyWorks, our high school math and science product line, extended its impressive track record as it grew 63% to over $2.6 million in revenue for fiscal 1999. In addition, FreeScholarships.com made strong progress during the quarter. We are now testing the site in anticipation of a February launch."

Founded in 1984, MathSoft is a leading provider of technical calculation and analytical software for business and academia. The company has more than one and a half million users of its Mathcad(R), StudyWorks(R), S-PLUS(R), StatServer(R) and Axum(R) software worldwide. Users include professionals worldwide at more than 90% of the Fortune 1,000 companies and over 500 government installations, and students and faculty at over 2,000 colleges and universities.

Information contained in this document which refers to MathSoft's future financial performance represents management's best estimate at the present time and actual results could differ materially from present estimates. Factors that might cause such differences include, but are not limited to, the risks associated with distribution channels; the risks associated with international operations; the risks associated with acquisitions; the risks associated with investments in new products and services and the ability to enhance current products and to introduce new products in a timely fashion. Please refer to the cautionary statements appearing in MathSoft's Annual and Quarterly Reports and prospectus filed with the Securities and Exchange Commission for a discussion of these and other various factors that could cause MathSoft's actual results to differ materially from those discussed in the forward-looking statements.

                                       ###

Axum, S-PLUS, StatServer, StudyWorks and Mathcad are registered trademarks, and FreeScholarships.com and the MathSoft logo are trademarks of MathSoft, Inc.

                         MATHSOFT, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                     ASSETS



                                                         DEC 31,   DEC 31,
                                                           1999      1998
                                                         --------  --------

CURRENT ASSETS:
      Cash, cash equivalents and short-term investments  $  7,914  $  5,707
      Accounts receivables, net                             5,730     4,009
      Other receivables                                       909     1,309
      Inventories                                             287       374
      Prepaid expenses                                        384       343
                                                         --------  --------
            Total current assets                           15,224    11,742
                                                         --------  --------

PROPERTY AND EQUIPMENT, NET                                 1,314     1,262
                                                         --------  --------

OTHER ASSETS                                                  427       488
                                                         --------  --------

           TOTAL ASSETS                                  $ 16,965  $ 13,492
                                                         ========  ========



              LIABILITIES AND STOCKHOLDERS' EQUITY


                                                         DEC 31,   DEC 31,
                                                          1999      1998
                                                         --------  --------


CURRENT LIABILITIES                                      $  8,186  $  7,302

OTHER LONG-TERM LIABILITIES                                   148       139

STOCKHOLDERS' EQUITY                                        8,631     6,051
                                                         --------  --------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $ 16,965  $ 13,492
                                                         ========  ========


                               MATHSOFT, INC. AND SUBSIDIARIES
                       CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                            (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                         (UNAUDITED)


                                                     THREE MONTHS ENDED   TWELVE MONTHS ENDED
                                                      DEC 31,   DEC 31,    DEC 31,   DEC 31,
                                                       1999       1998      1999       1998
                                                     ---------  --------  ---------  --------

REVENUES:
      Software licenses                              $  6,866   $  6,348  $ 22,707  $  20,839
      Services and other                                1,685        945     5,896      3,608
                                                     ---------  --------  ---------  --------
          Total Revenues                                8,551      7,293    28,603     24,447
                                                     ---------  --------  ---------  --------

COST OF REVENUES:
      Software licenses                                   974        903     3,559      2,964
      Services and other                                  511        333     1,791      1,282
                                                     ---------  --------  ---------  --------
          Total cost of revenues                        1,485      1,236     5,350      4,246
                                                     ---------  --------  ---------  --------
          Gross Profit                                  7,066      6,057    23,253     20,201
                                                     ---------  --------  ---------  --------

OPERATING EXPENSES:
      Sales and marketing                               3,838      2,911    12,798     10,364
      Research and development                          1,634      1,369     5,360      4,964
      General and administrative                        1,242        776     3,526      2,712
                                                     ---------  --------  ---------  --------
          Total operating expenses                      6,714      5,056    21,684     18,040
                                                     ---------  --------  ---------  --------

          Income from Operations                          352      1,001     1,569      2,161

INTEREST INCOME , NET                                      50         20       161         82
                                                     ---------  --------  ---------  --------

          Income Before Provisions for Income Taxes       402      1,021     1,730      2,243

PROVISION FOR INCOME TAXES                                216         13       277         23
                                                     ---------  --------  ---------  --------
         Net Income                                  $    186   $  1,008  $  1,453   $  2,220
                                                     =========  ========  =========  ========


BASIC EARNINGS PER SHARE:                            $   0.02   $   0.11  $   0.15   $   0.24
                                                     =========  ========  =========  ========


DILUTED EARNINGS PER SHARE:                          $   0.02   $   0.10  $   0.14   $   0.22
                                                     =========  ========  =========  ========




WEIGHTED AVERAGE COMMON SHARES OUTSTANDING              9,850      9,317     9,767      9,244
                                                     =========  ========  =========  ========


WEIGHTED AVERAGE COMMON SHARES ASSUMING DILUTION       10,467      9,866    10,490     10,127
                                                     =========  ========  =========  ========

SEGMENT INFORMATION:
Net Revenue:
  Engineering and Education Products Division        $  5,242   $  4,823  $ 16,366   $ 15,605
  Data Analysis Products Division                       3,309      2,470    12,237      8,842
                                                     ---------  --------  ---------  --------
    Sub total                                           8,551      7,293    28,603     24,447
  FreeScholarships.com                                      -          -         -          -
                                                     ---------  --------  ---------  --------
    Total                                               8,551      7,293    28,603     24,447
                                                     =========  ========  =========  ========

Net Income:
  Engineering and Education Products Division             986        996     1,516      1,973
  Data Analysis Products Division                         369         12     1,779        247
                                                     ---------  --------  ---------  --------
    Sub total                                           1,355      1,008     3,295      2,220
  FreeScholarships.com                                 (1,169)         -    (1,842)         -
                                                     ---------  --------  ---------  --------
    Total                                            $    186   $  1,008  $  1,453   $  2,220
                                                     =========  ========  =========  ========

Diluted Earning Per Share:
  Engineering and Education Products Division and
         Data Analysis Products Division             $   0.13   $   0.10  $   0.31   $   0.22
                                                     =========  ========  =========  ========
  FreeScholarships.com                               $  (0.11)  $      -  $  (0.18)  $      -
                                                     =========  ========  =========  ========
    Total                                            $   0.02   $   0.10  $   0.14   $   0.22
                                                     =========  ========  =========  ========


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